Consolidated Balance Sheets (Unaudited) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
CURRENT ASSETS
Cash
Prepaid expenses and other current assets
Total current assets
Total non-current assets
TOTAL ASSETS	0	0
CURRENT LIABILITIES
Accounts payable	25,000	15,500
Notes payable	182,551	182,551
Total current liabilities	207,551	198,051
TOTAL LIABILITIES	207,551	198,051
STOCKHOLDERS' DEFICIT
Preferred stock, par value $0.001; 5,000,000 shares authorized; 1,000,001 shares issued and outstanding as of December 31, 2020 and 2019, respectively	1,000	1,000
Common stock, par value $0.0001; 7,000,000,000 shares authorized, 2,405,413,500 shares issued and outstanding as of December 31, 2020 and 2019, respectively	240,541	240,541
Additional paid in capital	1,201,810	1,201,810
Accumulated deficit	(1,650,902)	(1,641,402)
Total stockholders' deficit	(207,551)	(198,051)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 0	$ 0